EXHIBIT 99.4

                               RESIGNATION


To the Board of Directors of Specialty Teleconstructors, Inc.:

      I, Jon D. Word, hereby resign from the Board of Directors of Specialty Teleconstructors, Inc., a Nevada corporation (the "Company"), effective upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, as amended, dated February 16, 1998, by and among the Company, OAI Acquisition Corp., OmniAmerica, Inc., OmniAmerica Holdings Corporation, OMNI/HSW Acquisition, Inc. and HMTF/OMNI Partners, L.P.


                                       /s/ Jon D. Word

                                    Jon D. Word




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